UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2026
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MONDELĒZ INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation)	1-16483 (Commission File Number)	52-2284372 (I.R.S. Employer Identification Number)
905 West Fulton Market, Suite 200, Chicago, IL 60607
(Address of principal executive offices, including zip code)
(847) 943-4000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2026, we held our annual meeting of shareholders. A total of 1,146,124,295 shares of our Class A Common Stock, or 89.3% of our outstanding shares of Class A Common Stock, were represented at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.
Our shareholders elected 10 directors to each serve a one-year term until our 2027 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

		For	Against	Abstain	Broker Non-Votes
	a. Ertharin Cousin	1,029,957,512	6,002,252	2,947,310	107,217,219
	b. Cees ‘t Hart	1,028,848,075	7,695,695	2,363,304	107,217,219
	c. Nancy McKinstry	1,031,447,065	4,593,682	2,866,328	107,217,219
	d. Brian J. McNamara	1,027,837,826	8,744,309	2,324,939	107,217,219
	e. Jorge S. Mesquita	1,012,374,300	24,206,705	2,326,069	107,217,219
	f. Jane Hamilton Nielsen	1,023,693,845	12,356,128	2,857,102	107,217,219
	g. Paula A. Price	1,026,703,401	9,872,676	2,330,998	107,217,219
	h. Patrick T. Siewert	1,004,404,801	32,163,089	2,339,184	107,217,219
	i. Michael A. Todman	1,021,622,532	14,330,818	2,953,724	107,217,219
	j. Dirk Van de Put	988,320,371	48,198,717	2,387,986	107,217,219

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
990,330,206	43,420,217	5,156,652	107,217,219

3.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2026, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
1,083,957,147	59,350,643	2,816,503	0

4.	Our shareholders did not approve a shareholder proposal requesting a report on objective evaluation of plastic packaging polices, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
16,578,062	1,009,810,767	12,518,246	107,217,219

5.	Our shareholders did not approve a shareholder proposal requesting adoption of an independent board chairman policy, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
321,607,861	709,687,695	7,611,518	107,217,219

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Laura Stein
Name:	Laura Stein
Title:	Executive Vice President, Corporate & Legal Affairs, General Counsel and Corporate Secretary
Date: May 26, 2026